SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):September 30, 1997


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                           68-0306514
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)               Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:  (510) 283-8910









Item 5.  Other Events

        On October 20, 1997, Bedford Property Investors, Inc. (the Company) announced earnings and Funds From Operations (FFO) for the third quarter and the nine months ended September 30, 1997.

        The Company reported net income for the third quarter of 1997 of $15,781,000, including a gain of $10,787,000 from the sales of two office buildings located in Oxnard and Torrance, California, on rental revenues of $12,789,000, compared with net income of $2,932,000 on rental revenues of $7,090,000 for the third quarter of 1996. For the nine months ended September 30, 1997, net income was $24,296,000 on rental revenues of $32,472,000, compared with net income of $7,865,000 on rental revenues of $19,168,000 for the nine months ended September 30, 1996.

        FFO for the third quarter of 1997 was $6,550,000 as compared with $3,720,000 for the third quarter of 1996. FFO for the nine months ended September 30, 1997 was $17,490,000 as compared with $9,620,000 for the nine months ended September 30, 1996. FFO is defined as net income, excluding gains or losses from debt restructuring and sales of property, plus depreciation and amortization of assets related to real estate.

        The following tables set forth the unaudited Consolidated
Statements of Income for the three and nine months ended September 30, 1996 and 1997 and the unaudited Consolidated Balance Sheets as of December 31, 1996 and September 30, 1997.

                BEDFORD PROPERTY INVESTORS, INC.
            CONSOLIDATED BALANCE SHEETS (Unaudited)
       (in thousands, except share and per share amounts)
                                                                  September 30,         December 31,
                                                                        1997              1996

Assets:
   Industrial buildings                                              $215,842             $164,674
   Office buildings                                                   145,187               53,071
   Retail Buildings                                                      -                   6,281
   Operating Properties Held for Sale                                   6,281                 -
   Industrial Properties under Development                             16,123                5,388

                                                                      383,433              229,414
   Less accumulated depreciation                                        7,379                4,913

                                                                      376,054              224,501

Cash                                                                    1,042                1,328
Other Assets                                                            8,157                5,995


                                                                     $385,253             $231,824


Liabilities and Stockholders' Equity:
Bank loan payable                                                      97,645               46,097
Mortgage loan payable                                                  60,455               51,850
Accounts payable and accrued expenses                                   6,900                2,214
Dividend and distributions payable                                      4,628                2,827
Other liabilities                                                       3,256                3,371


     Total liabilities                                                172,884              106,359


Redeemable preferred shares:
  Series A convertible preferred stock, par value
   $0.01 per share; authorized 10,000,000 shares;
   issued and outstanding 8,333,334 shares;
   aggregate redemption amount $50,000;
   aggregate liquidation preference $52,500.                           50,000               50,000


Minority interest in consolidated partnership                           1,497                1,709


Common Stock and other stockholders' equity:
  Common stock, par value $0.02 per share;
   authorized 50,000,000 shares in 1997, and
     15,000,000 shares in 1996; issued and
   outstanding 11,164,700 shares in 1997 and
   6,526,325 shares in 1996                                               223                  131
Additional paid-in capital                                            223,104              147,622
Accumulated losses and distributions in
  excess of net income                                                (62,455)             (73,997)


     Total stockholders' equity                                       160,872               73,756


                                                                     $385,253             $231,824

                BEDFORD PROPERTY INVESTORS, INC.
               CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                          (Unaudited)
       (in thousands, except share and per share amounts)

                                                Three Months                    Nine Months

                                               1997          1996           1997            1996


Property operations:
   Rental income                             $12,789        $7,090        $32,472         $19,168
   Rental expenses:
        Operating expenses                     1,973         1,483          4,996           3,797
        Real estate taxes                        993           589          2,708           1,823
        Depreciation and amortization          1,528           788          3,902           2,114


Income from property operations                8,295         4,230         20,866          11,434

General and administrative expenses             (469)         (414)        (1,586)         (1,341)
Interest income                                   73            43            217             105
Interest expense                              (2,877)         (927)        (5,909)         (2,692)


Income before minority interest and
   gain on sale                                5,022         2,932         13,588           7,506

Gain on sale                                  10,787          -            10,787             359
Minority interest                                (28)         -               (79)           -


Net income                                   $15,781        $2,932        $24,296         $ 7,865


Net income applicable to
   common stockholders(1)                    $14,531        $1,807        $20,796         $ 4,490


Primary earnings per common and
   common equivalent share                   $  1.27        $ 0.27        $  1.95         $  0.87


Primary weighted average number of
   common and common equivalent shares    11,436,417     6,601,527     10,639,113       5,161,087


Earnings per common share - assuming
   full dilution                             $  1.00        $ 0.27        $  1.63         $  0.84


Weighted average number of common
   shares - assuming full dilution        15,751,338    10,782,393     14,972,966       9,323,223


(1) Reflects reduction for quarterly dividends on the $50,000 series A convertible preferred stock.





   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                       By:  /s/ Scott R. Whitney
                            Scott R. Whitney
                            Senior Vice President and
                            Chief Financial Officer

Date: October 21, 1997